UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2009

EasyLink Services International Corporation
 (Exact name of registrant as specified in its charter)

Delaware	001-34446	13-3645702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6025 The Corners Parkway, Suite 100 Norcross, Georgia	30092
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 533-8000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 28, 2009, EasyLink Services International Corporation (the “Company”) entered into a second amended and restated employment agreement with Thomas J. Stallings, its Chief Executive Officer (the “Stallings Employment Agreement”). The Stallings Employment Agreement replaced the existing employment agreement between the Company and Mr. Stallings. The Stallings Employment Agreement has an initial term that lasts until November 1, 2010 and renews annually thereafter. Pursuant to the Stallings Employment Agreement, Mr. Stallings is entitled to receive an annual base salary of $400,000, with a performance-related bonus targeted at $400,000 per year based on specific criteria set forth in the Stallings Employment Agreement. In addition, pursuant to the Stallings Employment Agreement, on September 28, 2009, Mr. Stallings received a one-time grant of options to purchase up to 200,000 shares of the Company’s class A common stock, par value $.01 per share (the “Common Stock”) at a price equal to $1.69 per share, which will vest as follows: (a) one-third of such options vested on September 28, 2009, and (b) the remaining two-thirds of such options will vest in 24 equal monthly installments on the first of the month, beginning on November 1, 2009. All of the options and any other equity-based incentive compensation received by Mr. Stallings will vest immediately upon a change of control of the Company (as defined in the Stallings Employment Agreement). The Company, through the Compensation Committee of its Board of Directors, will review Mr. Stallings’ salary annually and may increase, but not decrease, his salary, as appropriate. The Company will also annually review Mr. Stallings’ targeted performance-related bonus.

Under the Stallings Employment Agreement, Mr. Stallings has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Stallings Employment Agreement for a period of one year following termination of his employment. Pursuant to the Stallings Employment Agreement, Mr. Stallings is also eligible to receive a lump sum payment equal to 24 months of his base salary plus his targeted performance-related bonus for the applicable fiscal year in the event of either (a) his termination (i) due to his death or long-term disability, (ii) by the Company other than for cause (as defined in the Stallings Employment Agreement) or (iii) by Mr. Stallings due to an adverse change in his duties (as defined in the Stallings Employment Agreement) or a material default by the Company under the Stallings Employment Agreement; or (b) a change of control of the Company (as defined in the Stallings Employment Agreement). Mr. Stallings is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Stallings Employment Agreement is attached hereto as Exhibit 10.1.

On September 28, 2009, the Company also entered into a second amended and restated employment agreement with Glen E. Shipley, its Chief Financial Officer and Secretary (the “Shipley Employment Agreement”). The Shipley Employment Agreement replaced the existing employment agreement between the Company and Mr. Shipley. The Shipley Employment Agreement has an initial term that lasts until November 1, 2010 and renews annually thereafter. Pursuant to the Shipley Employment Agreement, Mr. Shipley is entitled to receive an annual base salary of $225,000, with a performance-related bonus targeted at $225,000 per year based on specific criteria set forth in the Shipley Employment Agreement. In addition, pursuant to the Shipley Employment Agreement, on September 28, 2009, Mr. Shipley received a one-time grant of options to purchase up to 100,000 shares of the Company’s Common Stock at a price equal to $1.69 per share, which will vest as follows: (a) one-third of such options vested on September 28, 2009, and (b) the remaining two-thirds of such options will vest in 24 equal monthly installments on the first of the month, beginning on November 1, 2009. All of the options and any other equity-based incentive compensation received by Mr. Shipley will vest immediately upon a change of control of the Company (as defined in the Shipley Employment Agreement). The Company, through the Compensation Committee of its Board of Directors, will review Mr. Shipley’s salary annually and may increase, but not decrease, his salary, as appropriate. The Company will also annually review Mr. Shipley’s targeted performance-related bonus.

Under the Shipley Employment Agreement, Mr. Shipley has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Shipley Employment Agreement for a period of one year following termination of his employment. Pursuant to the Shipley Employment Agreement, Mr. Shipley is also eligible to receive a lump sum payment equal to 24 months of his base salary plus his targeted performance-related bonus for the applicable fiscal year in the event of either (a) his termination (i) due to his death or long-term disability, (ii) by the Company other than for cause (as defined in the Shipley Employment Agreement) or (iii) by Mr. Shipley due to an adverse change in his duties (as defined in the Shipley Employment Agreement) or a material default by the Company under the Shipley Employment Agreement; or (b) a change of control of the Company (as defined in the Shipley Employment Agreement). Mr. Shipley is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Shipley Employment Agreement is attached hereto as Exhibit 10.2.

On September 28, 2009, the Company also entered into a second amended and restated employment agreement with Terri Deuel, its Executive Vice President of Product Development and Customer Support (the “Deuel Employment Agreement”). The Deuel Employment Agreement replaced the existing employment agreement between the Company and Ms. Deuel. The Deuel Employment Agreement has an initial term that lasts until November 1, 2010 and renews annually thereafter. Pursuant to the Deuel Employment Agreement, Ms. Deuel is entitled to receive an annual base salary of $200,000, with a performance-related bonus targeted at $100,000 per year based on specific criteria set forth in the Deuel Employment Agreement. In addition, pursuant to the Deuel Employment Agreement, on September 28, 2009, Ms. Deuel received a one-time grant of options to purchase up to 100,000 shares of the Company’s Common Stock at a price equal to $1.69 per share, which will vest in 36 equal monthly installments on the first of the month, beginning on November 1, 2009. All of the options and any other equity-based incentive compensation received by Ms. Deuel will vest immediately upon a change of control of the Company (as defined in the Deuel Employment Agreement). The Company, through the Compensation Committee of its Board of Directors, will review Ms. Deuel’s salary annually and may increase, but not decrease, her salary, as appropriate. The Company will also annually review Ms. Deuel’s targeted performance-related bonus.

Under the Deuel Employment Agreement, Ms. Deuel has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Deuel Employment Agreement for a period of one year following termination of her employment. Pursuant to the Deuel Employment Agreement, Ms. Deuel is also eligible to receive a lump sum payment equal to 12 months of her base salary plus her targeted performance-related bonus for the applicable fiscal year in the event of either (a) her termination (i) due to her long-term disability, (ii) by the Company other than for cause (as defined in the Deuel Employment Agreement) or (iii) by Ms. Deuel due to an adverse change in her duties (as defined in the Deuel Employment Agreement) or a material default by the Company under the Deuel Employment Agreement; or (b) a change of control of the Company (as defined in the Deuel Employment Agreement). Ms. Deuel is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Deuel Employment Agreement is attached hereto as Exhibit 10.3.

On September 28, 2009, the Company also entered into a second amended and restated employment agreement with Kevin R. Maloney, its Executive Vice President of Global Sales and Marketing (the “Maloney Employment Agreement”). The Maloney Employment Agreement replaced the existing employment agreement between the Company and Mr. Maloney. The Maloney Employment Agreement has an initial term that lasts until November 1, 2010 and renews annually thereafter. Pursuant to the Maloney Employment Agreement, Mr. Maloney is entitled to receive an annual base salary of $250,000, with a performance-related bonus targeted at $250,000 per year based on specific criteria set forth in the Maloney Employment Agreement. In addition, pursuant to the Maloney Employment Agreement, on September 28, 2009, Mr. Maloney received a one-time grant of options to purchase up to 100,000 shares of the Company’s Common Stock at a price equal to $1.69 per share, which will vest in 36 equal monthly installments on the first of the month, beginning on November 1, 2009. All of the options and any other equity-based incentive compensation received by Mr. Maloney will vest immediately upon a change of control of the Company (as defined in the Maloney Employment Agreement). The Company, through the Compensation Committee of its Board of Directors, will review Mr. Maloney’s salary annually and may increase, but not decrease, his salary, as appropriate. The Company will also annually review Mr. Maloney’s targeted performance-related bonus.

Under the Maloney Employment Agreement, Mr. Maloney has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Maloney Employment Agreement for a period of one year following termination of his employment. Pursuant to the Maloney Employment Agreement, Mr. Maloney is also eligible to receive a lump sum payment equal to 12 months of his base salary plus his targeted performance-related bonus for the applicable fiscal year in the event of either (a) his termination (i) due to his long-term disability, (ii) by the Company other than for cause (as defined in the Maloney Employment Agreement) or (iii) by Mr. Maloney due to an adverse change in his duties (as defined in the Maloney Employment Agreement) or a material default by the Company under the Maloney Employment Agreement; or (b) a change of control of the Company (as defined in the Maloney Employment Agreement). Mr. Maloney is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Maloney Employment Agreement is attached hereto as Exhibit 10.4.

On September 28, 2009, the Company also entered into an amended and restated employment agreement with Chris A. Parker, its Executive Vice President of Operations (the “Parker Employment Agreement”). The Parker Employment Agreement replaced the existing employment agreement between the Company and Mr. Parker. The Parker Employment Agreement has an initial term that lasts until November 1, 2010 and renews annually thereafter. Pursuant to the Parker Employment Agreement, Mr. Parker is entitled to receive an annual base salary of $200,000, with a performance-related bonus targeted at $50,000 per year based on specific criteria set forth in the Parker Employment Agreement. In addition, pursuant to the Parker Employment Agreement, on September 28, 2009, Mr. Parker received a one-time grant of options to purchase up to 75,000 shares of the Company’s Common Stock at a price equal to $1.69 per share, which will vest in 36 equal monthly installments on the first of the month, beginning on November 1, 2009. All of the options and any other equity-based incentive compensation received by Mr. Parker will vest immediately upon a change of control of the Company (as defined in the Parker Employment Agreement). The Company, through the Compensation Committee of its Board of Directors, will review Mr. Parker’s salary annually and may increase, but not decrease, his salary, as appropriate. The Company will also annually review Mr. Parker’s targeted performance-related bonus.

Under the Parker Employment Agreement, Mr. Parker has agreed not to solicit the Company’s customers or employees or compete with the Company as provided in the Parker Employment Agreement for a period of one year following termination of his employment. Pursuant to the Parker Employment Agreement, Mr. Parker is also eligible to receive a lump sum payment equal to 12 months of his base salary plus his targeted performance-related bonus for the applicable fiscal year in the event of either (a) his termination (i) due to his long-term disability, (ii) by the Company other than for cause (as defined in the Parker Employment Agreement) or (iii) by Mr. Parker due to an adverse change in his duties (as defined in the Parker Employment Agreement) or a material default by the Company under the Parker Employment Agreement; or (b) a change of control of the Company (as defined in the Parker Employment Agreement). Mr. Parker is only entitled to receive one such payment regardless of the occurrence of multiple events that would result in such payment. A copy of the Parker Employment Agreement is attached hereto as Exhibit 10.5.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.

10.1*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated September 28, 2009.

10.2*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated September 28, 2009.

10.3*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated September 28, 2009.

10.4*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated September 28, 2009.

10.5*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and Chris A. Parker, dated September 28, 2009.

*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EasyLink Services International Corporation

By: /s/ Glen E. Shipley

Glen E. Shipley
Chief Financial Officer

Dated: October 2, 2009

EXHIBIT INDEX
Exhibit Number	Description

10.1*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Thomas J. Stallings, dated September 28, 2009.

10.2*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Glen E. Shipley, dated September 28, 2009.

10.3*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Terri Deuel, dated September 28, 2009.

10.4*	Second Amended and Restated Employment Agreement between EasyLink Services International Corporation and Kevin R. Maloney, dated September 28, 2009.

10.5*	Amended and Restated Employment Agreement between EasyLink Services International Corporation and Chris A. Parker, dated September 28, 2009.

*Confidential Treatment has been requested with respect to portions of this Exhibit. The omitted portions of this Exhibit were filed separately with the Securities and Exchange Commission.